UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

OAK STREET HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. Monroe Street, Suite 1200 Chicago, IL	60603
(Address of principal executive offices)	(Zip Code)

(844) 871-5650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 27, 2022, Oak Street Health, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class II directors for a term expiring at the Company’s 2025 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Mohit Kaushal	193,656,498	3,676,090	13,036,142
Kim Keck	196,093,975	1,238,613	13,036,142
Paul Kusserow	190,484,518	6,848,070	13,036,142
Dr. Griffin Myers	193,009,767	4,322,821	13,036,142

Proposal No. 2: Proposal to ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,796,394	20,397	551,399	0

Proposal No. 3: Proposal to recommend, by an advisory vote, the frequency of future advisory votes on executive compensation.

The Company’s stockholders recommended, by an advisory vote, to hold future advisory votes on the Company’s executive compensation (“Say-on-Pay”) every year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
188,761,733	5,141,332	2,869,897	559,626	13,036,142

Given the stockholders’ non-binding recommendation to hold the Say-on-Pay vote every year, on April 27, 2022 the Company’s board of directors considered the outcome of this advisory vote and determined that future Say-on-Pay votes will be conducted every year. The Company’s board of directors will re-evaluate this determination after the next stockholder advisory vote on the frequency of Say-on-Pay Votes (which will be at the Company’s 2028 Annual Meeting of Stockholders unless presented earlier).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK STREET HEALTH, INC.

Date: April 28, 2022	By:	/s/ Robert Guenthner
	Name:	Robert Guenthner
	Title:	Chief Legal Officer

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